UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)(b) At the Annual General Meeting of Shareholders of the Company held on April 26, 2023, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2023 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results for each proposal are set forth below.

Item 1 – Electing the ten director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2024 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non- Votes
Craig Arnold	298,886,864	19,825,658	1,142,166	37,822,693
Olivier Leonetti	317,302,134	1,836,763	715,791	37,822,693
Silvio Napoli	314,313,507	4,798,244	742,937	37,822,693
Gregory R. Page	287,041,629	31,532,145	1,280,914	37,822,693
Sandra Pianalto	317,284,837	1,847,154	722,697	37,822,693
Robert V. Pragada	313,667,975	5,445,543	741,170	37,822,693
Lori J. Ryerkerk	309,570,014	9,607,173	677,501	37,822,693
Gerald B. Smith	309,143,703	9,949,455	761,530	37,822,693
Dorothy C. Thompson	313,093,719	6,072,012	688,957	37,822,693
Darryl L. Wilson	313,067,557	6,065,627	721,504	37,822,693

Item 2 – Appointment of Ernst & Young LLP as independent auditor for 2023 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

For	Against	Abstain
340,480,228	16,340,904	856,249

Item 3 – Advisory approval of the Company’s executive compensation (“Say on Pay Vote”).

For	Against	Abstain	Broker Non-Votes
295,370,492	22,022,248	2,461,948	37,822,693

Item 4 – Advisory recommendation of whether a shareholder vote to approve the compensation of our named executive officers should be held every one, two or three years (“Say on Frequency Vote”).

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
313,306,267	907,591	4,746,417	894,413	37,822,693

Item 5 – Grant of Board authority to issue shares under Irish law.

For	Against	Abstain
347,954,616	8,712,125	1,010,640

Item 6 - Grant of Board authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
346,388,965	9,803,439	1,484,977

Item 7 – Authorization to the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
349,470,712	6,562,210	1,644,459

(d) The Board has determined, in light of the 2023 Say on Frequency Vote, to adopt a one-year frequency for future Say on Pay Votes until the next such vote is submitted to shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 26, 2023	/s/ Taras G. Szmagala
Taras G. Szmagala, Executive Vice President and Chief Legal Officer